SCHEDULE 14A
                               (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement             [  ] Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            EXCHANGE BANCSHARES, INC.
              (Name of Registrant as Specified in Its Charter)
                            EXCHANGE BANCSHARES, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required
     [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11
     (1)  Title of each class of securities to which transaction applies:
                                     N/A
     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee was calculated and state how it was determined):
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     [  ] Fee paid previously with preliminary materials:
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     [  ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
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     (4)  Date filed:
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
                               EXCHANGE BANCSHARES, INC.
                                   237 Main Street
                                Luckey, Ohio 43443-0177
                               Telephone: (419) 833-3401

________________________________________________________________________________

                                   PROXY STATEMENT
________________________________________________________________________________

     This Proxy Statement is furnished by the Board of Directors and Management of Exchange Bancshares, Inc. (the "Company"), the sole shareholder of The Exchange Bank (the "Bank"), in connection with the solicitation of proxies to be voted at the Company's 1997 Annual Meeting of Shareholders, which will be held following a 6:30 p.m. dinner for the shareholders on Wednesday, May 14, 1997 at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, 43450 (the "Meeting").

     The close of business on March 15, 1997 has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of that date, 465,098 shares of the Company's Common Stock, par value $5.00 per share, were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on March 15, 1997 on all matters that come before the Meeting.

     Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Company, by submitting a later-dated proxy, or by attending the meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

     A majority of the voting power of the Company must be represented at the Meeting in person or by proxy to form a quorum for the transaction of business. Abstentions and broker nonvotes on any proposal are voted neither "for" nor "against" the proposal. Whereas abstentions on any proposal are counted in the determination of a quorum for that proposal, broker nonvotes are not so counted.

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to shareholders is April 10, 1997.

                          ELECTION OF DIRECTORS

General

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three (3) classes with three (3) directors in each class and with the term of office of only one class expiring in each year. At each annual meeting of shareholders, Directors chosen to succeed those whose terms have then expired are elected for a term of office expiring at the third succeeding annual meeting of the shareholders after their election. The Company currently has nine (9) Directors, with three Directors in Class II with terms expiring in 1997, two Directors in Class III with terms expiring in 1998, and three Directors in Class I with terms expiring in 1999.

Election of Directors in Class II
_________________________________

     The terms of office of Cecil R. Adkins, Norma J. Christen and Donald H. Lusher, the three Directors in Class II, will expire at the 1997 annual meeting of shareholders upon the election and qualification of their successors. Mr. Adkins, Mrs. Christen and Mr. Lusher have all been nominated by the Board of Directors to serve additional three (3) year terms. Under Section 1.12 of the Company's Code of Regulations, shareholders desiring to nominate a candidate for election as Director must deliver a written statement to the Board of Directors setting forth the candidate's name, qualification and background not less than sixty (60) days prior to the meeting in question. No additional nominations have been received for the 1997 annual meeting.

     Additional information concerning Mr. Adkins, Mrs. Christen and Mr. Lusher, and the continuing Directors of the Company is provided below. The Board of Directors and Management recommend that you vote FOR the election of such nominees as Class II Directors of the Company. In the event that either of these nominees should be unable to serve, which is not anticipated, the proxy committee, which consists of A. John Moore, Sharon Hoffman, and Jeffrey Cross, will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

     In the election of directors, shareholders do not have cumulative voting rights. Without cumulative voting, the total number of votes that may be cast for any nominee may not exceed the number of shares that the shareholder is authorized to vote at the meeting. The persons receiving the greatest number of votes will be elected as Directors. Only votes in favor of a candidate are counted for such purpose, without any reduction for votes withheld from or cast against the particular candidate.

Information Regarding Nominees and Continuing Directors
_______________________________________________________

     The following table provides certain information concerning the background and share ownership of the Class II nominees and the continuing Directors of the Company, as well as the share ownership of all directors and executive officers of the Company.

                             Principal                                Beneficial
Name of Nominee              Occupation                               Ownership
Or Continuing                During Past             Director         of Common      % of
Director            Age      Five Years              Since            Stock <F2>     Class
________            ___      __________              _____            _________      _____
CLASS II NOMINEE DIRECTORS --- TERM EXPIRES IN 1997
Cecil R. Adkins      68       Self employed in        1989 <F1>         1,616 <F3>      .35%
                              manufactured housing

Norma J. Christen    67       Restaurant Owner        1996              2,633           .57%

Donald H. Lusher     71       Owns and maintains      1970 <F1>         2,695 <F5>      .58%
                              Real estate rentals
CLASS III CONTINUING DIRECTORS --- TERM EXPIRES IN 1998
Joseph R. Hirzel     59       Corporate Secretary     1989 <F1>         1,902 <F4>      .41%
                              of Hirzel Canning Co.

Rolland I. Huss      67       Farm Owner and          1977 <F1>        25,657 <F6>     5.52%
                              Operator

Marion Layman        71       Chairman, The Exchange  1962 <F1>        12,194 <F7>     2.62%
                              Bank and Chairman,
                              President, and CEO
                              of Exchange
                              Bancshares, Inc.
CLASS I CONTINUING DIRECTORS -- TERM EXPIRES IN 1999
Donald A. Gerke      54       Educator                1995              1,890 <F9>      .41%

David G. Marsh       40       Funeral Director        1993 <F1>           267 <F8>      .08%

Edmund J. Miller     54       Television              1995              1,508 <F10>     .32%
                              Broadcasting Engineer

All Directors and                    ---               ---             50,362         10.83%
Executive Officers
as a Group
(9 Persons)
_________________

<F1>
 (1) Directorships were with the Bank alone until 1993 and with the Bank and the Company since such date.  Mr. Marsh was elected to the Company Board in 1994.  Mr. Gerke and Mr. Miller
     were elected to the Company Board in 1995.  Mrs. Christen was elected to the Company in
     1996.
<F2>
 (2) All shares are held of record with sole voting and investment power unless otherwise indicated.  Beneficial ownership numbers are as of December 31, 1996.
<F3>
 (3) Includes 1,229 shares jointly owned with Mr. Adkins' wife.
<F4>
 (4) Includes 115 shares owned by Mr. Hirzel's wife.
<F5>
 (5) Includes 456 shares owned by Mr. Lusher's wife.
<F6>
 (6) Includes 379 shares owned by Mr. Huss' wife and 54 shares owned jointly with two grandchildren.
<F7>
 (7) Includes 4,435 shares owned by Mr. Layman's wife.
<F8>
 (8) Owned jointly with Mr. Marsh's wife.
<F9>
 (9) Includes 945 shares owned by Mr. Gerke's wife.
<F10>
(10) Includes 367 owned jointly with three children, 509 owned jointly with Mr. Miller's wife and 119 owned by Mr. Miller's wife.

Cecil R. Adkins

     Cecil R. Adkins has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Adkins is self employed in the manufactured housing industry.

Norma J. Christen

     Norma J. Christen has served on the Board of Directors of the Company since 1996. She has owned and operated a restaurant since 1983.

Donald H. Lusher

     Donald H. Lusher has served on the Board of Directors of the Bank since 1970 and the Company since 1993. Mr. Lusher owns and maintains real estate rental properties.

Joseph R. Hirzel

     Joseph R. Hirzel has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Hirzel is the Corporate Secretary of the Hirzel Canning Company and serves as Secretary and Treasurer of the Company.

Rolland I. Huss

     Rolland I. Huss has served on the Board of Directors of the Bank since 1977 and the Company since 1993. Mr. Huss is a farm owner and operator and serves as Vice Chairman of the Company.

Marion Layman

     Marion Layman has served on the Board of Directors of the Bank since 1962 and the Company since 1993. Mr. Layman is Chairman of the Board of The Exchange Bank and Chairman, President and Chief Executive Officer of the Company.

Donald A. Gerke

     Donald A. Gerke has served on the Board of Directors of the Bank since 1994 and the Company since 1995. Mr. Gerke is an educator, having taught high school mathematics and presently is a part time mathematics instructor at Bowling Green State University.

David G. Marsh

     David G. Marsh has served on the Board of Directors of the Bank since 1993 and the Company since 1994. Mr. Marsh is president of Marsh Funeral Home, Inc.

Edmund J. Miller

     Edmund J. Miller has served on the Board of Directors of the Company since 1995 and the Bank since 1996. Mr. Miller is a television broadcast engineer with Cosmos Broadcasting, WTOL television.


     No family relationships exist between the Company's Directors, nominees and executive officers. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

     The Board of Directors of the Company, met seven (7) times during 1996. The reorganization of the Bank as a subsidiary of the Holding Company was completed January 3, 1994. Each director attended at least seventy-five percent (75%) of such meetings. The Company has no Board Committees. Non-employee Directors of the Company receive $200.00 for each meeting attended. Employee Directors are not compensated separately for Board activities.


                         EXECUTIVE OFFICERS OF THE COMPANY

                                                     Principal Occupation
Name               Age     Position                  During Past Five Years
____               ___     ________                  ______________________
Marion Layman       71      Chairman, President and   Chairman, President and Chief
                            Chief Executive Officer   Executive Officer of The Exchange
                            Since 1993                Bank and Chairman, President and
                                                      CEO of Exchange Bancshares, Inc.

Rolland I. Huss     67      Vice Chairman             Farm Owner and Farm Operator
                            Since 1994

Joseph R. Hirzel    59      Secretary and Treasurer   Corporate Secretary of Hirzel
                            Since 1993               Canning Co.

     Executive Officers serve at the pleasure of the Board of Directors and until their successors are appointed. They have no definite terms of office.

                            EXECUTIVE COMPENSATION

     The following table sets forth information as to the compensation paid or accrued by the Company or the Bank during 1994, 1995, and 1996 for Mr. Marion Layman, Chairman, President and Chief Executive Officer of the Company. No executive officer of the Company received compensation for services to the Company or the Bank during 1996 in excess of $100,000.

___________________________________________________________________________________________

                                 SUMMARY COMPENSATION TABLE
___________________________________________________________________________________________

                                                 Long Term                      All Other
                                               Compensation                  Compensation
                       Annual Compensation        Awards                          <F1>
___________________________________________________________________________________________

                                                             Restricted
Name and Principal                             Other Annual        Stock
Principal Position    Year   Salary         Bonus    Compensation <F1>       Award      Options
___________________________________________________________________________________________
Marion Layman,         1996   $45,960.90      N/A         N/A                  N/A        N/A
Chairman,              1995    42,152.24      N/A         N/A                  N/A        N/A
President and          1994    70,900.92      N/A         N/A                  N/A        N/A
Chief
Executive Officer
______________

<F1>
 (1) No other compensation was provided to Mr. Layman for services to the Company or the bank during 1994, 1995 or 1996 in amounts sufficient to require disclosures.

                            PRINCIPAL SHAREHOLDERS

     Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of Management, the only persons or entities who have beneficial ownership, directly or indirectly, of 5% or more of the Company's Common Stock are as follows:


Name and Address of          Beneficial Ownership
Beneficial Owner             of Common Stock <F1>           Percent of Class
________________             ___________________            ________________
Roy E. Christen Estate            25,277                          5.43%
714 N. Main Street
Bowling Green, Ohio 43402

Rolland I. Huss                   25,657                          5.52%
1442 Middleton Pike
Luckey, Ohio 43443

Joanne R. Moran                   26,881                          5.78%
4912 Skelly Drive
Toledo, Ohio 43623
________________

<F1>
 (1) All shares are held of record with sole voting and investment power. Beneficial ownership amounts are as of March 15, 1997.

       INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

     The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Company and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectibility or present other unfavorable features. The Company and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with others.

    COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own 10% or more of the Company's common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The same requirements applied to officers, Directors, and 10% shareholders of the Bank prior to the holding company reorganization on January 3, 1994, except that such Form 3, 4 and 5 reports were filed with the Board of Governors of the Federal Reserve System.

          RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Bank has engaged the firm of Robb, Dixon, Francis, Davis, Oneson and Company, independent certified public accountants, to report upon the financial statements included in the Annual Report submitted herewith. Representatives of said firm are not required or expected to be in attendance at the Annual Meeting. Other services performed for the Bank and the Company by Robb, Dixon, Francis, Davis, Oneson and Company have included the preparation of the Company's federal income tax returns, the filing with the Board of Governors of the Federal Reserve System of all reports required under Regulation F of the Board of Governors, and assistance with the ongoing audit and control program of the Bank. The Company and the Bank have selected the firm of Robb, Dixon, Francis, Davis, Oneson and Company to report upon their 1996 financial state-ments. The Board of Directors of the Company recommends that shareholders vote FOR the ratification of the selection of Robb, Dixon, Francis, Davis, Oneson and Company as the Company's independent certified public accountants for the fiscal year ending December 31, 1997.

                                OTHER BUSINESS

      The Board of Directors is not aware of any business to come before the Annual Meeting of the shareholders other than that described in the above Proxy Statement and Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgement of the person or persons voting the proxies.

       SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 1998 ANNUAL MEETING

     The Board of Directors requests that any shareholder proposals intended for presentation at the 1998 Annual Meeting be submitted to Marion Layman, President and Chief Executive Officer, in writing no later than December 24, 1997 for consideration for inclusion in the Company's proxy material for such meeting.

                         AVAILABLE OF FORM 10-KSB

     Upon written request of any shareholder of record of the Company, the Company will furnish without charge a copy of its Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for its year ended December 31, 1996. All requests must be in writing and addressed to : Joseph
R. Hirzel, Secretary, Exchange Bancshares, Inc., P.O. Box 177, Luckey, Ohio
43443.

                                   By Order of the Board of Directors


                                   s/Marion Layman

                                   Marion Layman, Chairman,
                                   President and Chief Executive Officer